UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2016

KINGSWAY FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Its Charter)

Ontario, Canada (State or Other Jurisdiction of Incorporation)	001-15204 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

45 St. Clair Ave. West, Suite 400, Toronto, Ontario, Canada M4V 1K9
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (416) 848-1171

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.
On November 9, 2016, Kingsway Financial Services Inc. (the “Company”) entered into separate Stock Purchase Agreements (collectively, the “Purchase Agreements”) with GrizzlyRock Institutional Value Partners, LP (“GrizzlyRock”), W.H.I. Growth Fund Q.P., L.P., a related party of GrizzlyRock (“WHI” and, together with GrizzlyRock, the “Grizzly Investors”), and Yorkmont Capital Partners, LP (“Yorkmont”, and collectively with the Grizzly Investors, the “Investors”) for the private placement (the “Private Placement”) of 1,615,384 shares of the Company’s common stock, no par value per share (“Common Stock”), at a purchase price of US$6.50 per share with gross proceeds to the Company of US$10,499,996.
No brokerage, finder’s, placement agent or investment banking fees or commissions are payable by the Company in connection with the Private Placement.
The Private Placement closed on November 16, 2016, at which time the Company entered into (i) Registration Rights Agreements with the Investors (collectively, the “Registration Rights Agreements”), pursuant to which the Company has granted to the Investors certain registration rights with respect to the resale of the Common Stock purchased in the Private Placement, and (ii) Right of First Offer Agreements with the Grizzly Investors (the “ROFO Agreements”) whereby the Company has provided a right of first offer for GrizzlyRock, WHI and their affiliates to co-invest alongside the Company in certain qualifying investment opportunities that are sponsored by the Company.
Stock Purchase Agreements

Pursuant to the Stock Purchase Agreement with GrizzlyRock (the “GrizzlyRock Purchase Agreement”), among other things, GrizzlyRock agreed to purchase 265,000 shares of Common Stock from the Company for a purchase price of $1,722,500. Pursuant to the Stock Purchase Agreement with WHI (the “WHI Purchase Agreement” and, together with the GrizzlyRock Purchase Agreement, the “Grizzly Purchase Agreements”), among other things, WHI agreed to purchase 581,154 shares of Common Stock from the Company for a purchase price of $3,777,501. At the closing of the Grizzly Purchase Agreements, the Company, GrizzlyRock and WHI entered into a Registration Rights Agreement (the “Grizzly Registration Rights Agreement”) and the ROFO Agreements.

Pursuant to the Stock Purchase Agreement with Yorkmont (the “Yorkmont Purchase Agreement”), among other things, Yorkmont agreed to purchase 769,230 shares of Common Stock from the Company for a purchase price of $4,999,995. At the closing of the Yorkmont Purchase Agreement, the Company and Yorkmont entered into a Registration Rights Agreement (the “Yorkmont Registration Rights Agreement”).

The Purchase Agreements contain representations and warranties by the Company and the Investors, including, among others, with respect to corporate organization, capitalization, corporate authority, assets and liabilities, real property, tax matters and compliance with applicable laws.

Registration Rights Agreements

Pursuant to the Grizzly Registration Rights Agreement entered into at the closing, the Company has provided the Grizzly Investors certain demand registration rights such that, at any time during the one year period after the closing, the Grizzly Investors may request that the Company file a registration statement to register the Common Stock issued pursuant to the Grizzly Purchase Agreements for resale under the  Securities Act of 1933, as amended (the “Securities Act”), subject to the terms and conditions contained in the Grizzly Registration Rights Agreements.

Pursuant to the Yorkmont Registration Rights Agreement entered into at the closing, the Company has provided the Yorkmont certain demand registration rights such that, at any time during the one year period after the closing, Yorkmont may request that the Company file a registration statement to register the Common Stock issued pursuant to the Yorkmont Purchase Agreement for resale under the  Securities Act, subject to the terms and conditions contained in the Yorkmont Registration Rights Agreement.

The Registration Rights Agreements also provide certain piggyback registration rights permitting the Investors to include their Common Stock in registration statements initiated by the Company or stockholders other than the Investors.

ROFO Agreements

Pursuant to the two ROFO Agreements entered into at the closing, the Company has provided the Grizzly Investors with a right of first offer to co-invest alongside the Company in certain qualifying investment opportunities that are sponsored by the Company. The ROFO Agreements have a term of five years but will terminate earlier if the GrizzlyRock Investors and their affiliates cease to own at least 211,538 shares of the Company’s Common Stock.

The foregoing description of the Purchase Agreements, Registration Rights Agreements and ROFO Agreements and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the full text of the Purchase Agreements, Registration Rights Agreements and ROFO Agreements, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 10.6 and 10.7 respectively, to this Current Report on Form 8-K.

ITEM 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated herein by reference. The offer and sale of the Common Stock in the Private Placement were made in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

10.1	Stock Purchase Agreement, dated as of November 9, 2016 by and between the Company and GrizzlyRock Institutional Value Partners, LP.
10.2	Stock Purchase Agreement, dated as of November 9, 2016 by and between the Company and W.H.I. Growth Fund Q.P., L.P.
10.3	Stock Purchase Agreement, dated as of November 9, 2016 by and between the Company and Yorkmont Capital Partners, LP.
10.4	Registration Rights Agreement, dated as of November 16, 2016 by and among the Company, GrizzlyRock Institutional Value Partners, LP and W.H.I. Growth Fund Q.P., L.P.
10.5	Registration Rights Agreement, dated as of November 16, 2016 by and between the Company and Yorkmont Capital Partners, LP.
10.6	Right of First Offer Agreement, dated as of November 16, 2016 by and between the Company and GrizzlyRock Institutional Value Partners, LP.
10.7	Right of First Offer Agreement, dated as of November 16, 2016 by and between the Company and W.H.I. Growth Fund Q.P., L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAY FINANCIAL SERVICES INC.

November 16, 2016	By:	/s/ Larry G. Swets, Jr.
Larry G. Swets, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Stock Purchase Agreement, dated as of November 9, 2016 by and between the Company and GrizzlyRock Institutional Value Partners, LP.
10.2	Stock Purchase Agreement, dated as of November 9, 2016 by and between the Company and W.H.I. Growth Fund Q.P., L.P.
10.3	Stock Purchase Agreement, dated as of November 9, 2016 by and between the Company and Yorkmont Capital Partners, LP.
10.4	Registration Rights Agreement, dated as of November 16, 2016 by and among the Company, GrizzlyRock Institutional Value Partners, LP and W.H.I. Growth Fund Q.P., L.P.
10.5	Registration Rights Agreement, dated as of November 16, 2016 by and between the Company and Yorkmont Capital Partners, LP.
10.6	Right of First Offer Agreement, dated as of November 16, 2016 by and between the Company and GrizzlyRock Institutional Value Partners, LP.
10.7	Right of First Offer Agreement, dated as of November 16, 2016 by and between the Company and W.H.I. Growth Fund Q.P., L.P.